UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 28, 2023 (August 23, 2023)

JAGUAR GLOBAL GROWTH CORPORATION I

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-41284	98-1593783
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Brickell Key Drive,
Suite 700 Miami, Florida
33131
(Address of Principal Executive Offices) (Zip Code)

(646) 663-4945

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, one right and one-half of one redeemable warrant	JGGCU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	JGGC	The Nasdaq Stock Market LLC
Rights entitling the holder thereof to receive one-twelfth (1/12) of one Class A ordinary share of JGGC	JGGCR	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	JGGCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On August 28, 2023, Jaguar Global Growth Corporation I filed a Current Report on Form 8-K dated August 25, 2023 (the “Original 8-K”) with the Securities and Exchange Commission. This current report on Form 8-K/A (the “Amendment”) is being filed solely because an incorrect version of the Management Presentation was inadvertently filed as Exhibit 99.2 to the Original 8-K. The correct Management Presentation is filed as Exhibit 99.2 hereto and supersedes and replaces in its entirety the Management Presentation filed as Exhibit 99.2 to the Original 8-K.

This Amendment contains only the Cover Page to this Form 8-K/A, this Explanatory Note, Item 9.01, the Signature Page and the correct Exhibit 99.2.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Exhibit

99.2*	Revised Management Presentation as of August 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Furnished but not filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 28, 2023

JAGUAR GLOBAL GROWTH CORPORATION I

By:	/s/ Anthony R. Page
Name: Anthony R. Page
Title: Chief Financial Officer